EXHIBIT 23.1


             Independent Auditors' Consent


The Board of Directors
Inter-Regional Financial Group, Inc.:

We consent to the use of our report incorporated herein by reference in the Registration Statement.


KPMG Peat Marwick L.L.P.
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KPMG Peat Marwick L.L.P.



Minneapolis, Minnesota
March 14, 1995